As filed with the Securities and Exchange Commission on December 10, 2010

File Nos.  333-168196
814-00830

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

☒	Pre-Effective Amendment No. 2	☐	Post-Effective Amendment No.

FIRSTHAND TECHNOLOGY VALUE FUND, INC.
(Exact name of Registrant as Specified in Charter)

111 North Market Street, Suite 105, San Jose, California 95113
(Address of Principal Executive Offices)

(408) 886-7096
Registrant’s Telephone Number, including Area Code

Kevin M. Landis
SiVest Group, Inc.
111 North Market Street, Suite 105, San Jose, California 95113
 (Name and Address of Agent for Service)

Copies of all communications to:
Kelvin K. Leung, Esq.
SiVest Group, Inc.
111 North Market Street, Suite 105, San Jose, California 95113

David A. Hearth, Esq.
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor, San Francisco, California 94105

Calculation of Registration Fee under the Securities Act of 1933:

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock $.001 par value per share	$150,000,000	$40	$150,000,000	$10,695*

*already paid.

Approximate Date of Proposed Public Offering:  As soon as practicable after this Registration Statement becomes effective.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

FIRSTHAND FUNDS
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

Form N-14 Item No.		Prospectus/Proxy Statement Caption

Part A

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page of Registration Statement; Cross-Reference Sheet; Front Cover Page of Proxy Statement/Prospectus

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Table of Contents

Item 3.	Fee Table, Synopsis Information and Risk Factors	Summary; Appendix C: Expense Summaries of TVF and BDC

Item 4.	Information About the Transaction	Letter to Shareholders; Summary; The Reorganization

Item 5.	Information About the Registrant	Not Applicable

Item 6.	Information About the Company Being Acquired	Summary; Appendix C: Expense Summaries of TVF and BDC; Appendix D: Comparison of Fundamental Policies and Limitations of TVF and BDC

Item 7.	Voting Information	Voting Matters

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

Part B		Statement of Additional Information Caption

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Table of Contents

Item 12.	Additional Information About the Registrant	Statement of Additional Information of Firsthand Technology Fund, Inc. dated September __, 20101

1
Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registration Statement of Firsthand Technology Value Fund, Inc. dated December 10, 2010 and to Post-Effective Amendment No. 42 to the Registration Statement of Firsthand Funds on Form N-1A dated April 30, 2010 (File Nos. 811-8268, 33-73832).

Item 13.	Additional Information About the Company Being Acquired	Statement of Additional Information of Firsthand Funds dated April 30, 20101

Item 14.	Financial Statements	Annual Report of Firsthand Funds for fiscal year ended December 31, 20092

Part C

Item 15.	Indemnification

Item 16.	Exhibits

Item 17.	Undertakings

2
Firsthand Funds’ Annual Report for the fiscal year ended December 31, 2009 is incorporated herein by reference to the Annual Report of the Registrant on Form N-CSR filed March 9, 2010 (File No. 811-08268).

FIRSTHAND FUNDS
111 North Market Street, Suite 105
San Jose, California 95113
Telephone: 888-884-2675
______________, 2010

DEAR SHAREHOLDERS OF FIRSTHAND TECHNOLOGY VALUE FUND:

We are pleased to invite you to a special meeting of shareholders of Firsthand Technology Value Fund (“TVF”), a series of Firsthand Funds, a Delaware statutory trust. The meeting will be held at 2:00 P.M., Pacific Time, on March __, 2011, at Hilton San Jose, 300 Almaden Blvd., San Jose, CA 95110 (the “Meeting”). The purpose of the Meeting is to obtain TVF shareholder approval for a reorganization of TVF into Firsthand Technology Value Fund, Inc. (the “BDC”), a newly formed, externally managed, closed-end, non-diversified management investment company organized as a Maryland corporation that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “Reorganization”). Each of TVF and the BDC are called a “Fund” and collectively, the “Funds.”

The investment objective of TVF is identical to that of the BDC; both Funds seek long-term growth of capital.  The principal investment strategies of TVF, however, differ significantly from those of the BDC, and therefore the associated investment risks differ accordingly.  In addition, unlike TVF, which is an open-end mutual fund, the BDC is a closed-end fund. These differences are discussed in more detail in the enclosed Combined Proxy Statement and Prospectus.

The Reorganization will not cause a change to the investment adviser; both Funds are managed by SiVest Group, Inc. (the “Investment Adviser”).  However, many of the features and services that are available to you today as a TVF shareholder will no longer be available to you as a TVF shareholder after the Reorganization, such as the ability to redeem shares on any business day with Firsthand Funds.

THE BOARD OF TRUSTEES OF FIRSTHAND FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSED REORGANIZATION. The Reorganization offers several potential benefits that the enclosed material discusses in detail.  Foremost is the attractive opportunity created by what the Investment Adviser sees as the outstanding growth potential of private technology companies.  In recent years, private technology companies have faced increased difficulty in raising equity financing through public capital markets and, while demand for private equity capital has increased, sources of capital have declined, resulting in depressed private equity valuations.  By reorganizing TVF, which is restricted from purchasing illiquid securities if, immediately following the purchase, the total percentage of illiquid securities in its portfolio would exceed 15%, into the BDC, which is not subject to such limitations, the Investment Adviser believes it can achieve superior long-term returns by investing in strong private companies with depressed valuations in need of financing to sustain them until an initial public offering in future years.

If shareholder approval is obtained and the other conditions to the Reorganization are satisfied, it is anticipated that TVF will be reorganized into the BDC during the first quarter of 2011, when TVF shares will be exchanged for common stock shares of the BDC of equal dollar value (less reorganization expenses, currently estimated to be approximately $0.09 per share, to be borne by shareholders of TVF on the closing date of the Reorganization).  As a result of the Reorganization you will become a shareholder of the BDC instead of TVF.  The exchange of shares in the Reorganization is expected to be a taxable event under federal income tax law.

The formal Notice of Special Meeting, Combined Proxy Statement/Prospectus, and Proxy Ballot are enclosed.  The Reorganization and the reasons for the unanimous recommendation of the Board to approve and recommend the Reorganization are discussed in more detail in the enclosed materials, which you should read carefully.  If you have any questions, please do not hesitate to contact us at the toll-free number listed above.

We look forward to your attendance at the Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Meeting.

Sincerely,

KEVIN LANDIS
President and Chairman of the Board of Firsthand Funds

FIRSTHAND FUNDS
111 North Market Street, Suite 105
San Jose, California 95113
Telephone:  1.888.884.2675

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF FIRSTHAND TECHNOLOGY VALUE FUND

To Be Held on March __, 2011

DEAR SHAREHOLDERS OF FIRSTHAND TECHNOLOGY VALUE FUND:

PLEASE TAKE NOTE THAT a special meeting of shareholders of Firsthand Technology Value Fund, a series of Firsthand Funds, a Delaware statutory trust, will be held at 2:00 P.M., Pacific Time, on December 8, 2010, at  Hilton San Jose, 300 Almaden Blvd., San Jose, CA 95110 (the “Meeting”), for the purpose of considering and voting upon:

ITEM 1 A proposed Agreement and Plan of Reorganization dated September 10, 2010, that provides for the reorganization of Firsthand Technology Value Fund, a series of Firsthand Funds, a Delaware statutory trust (“TVF”), into Firsthand Technology Value Fund, Inc. (the “BDC”), a newly formed, externally managed, closed-end, non-diversified management investment company organized as a Maryland corporation that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended; and

ITEM 2 Such other business as may properly come before the meeting or any adjournment(s).

Item 1 is described in the attached Combined Proxy Statement/Prospectus.

THE BOARD OF TRUSTEES OF FIRSTHAND FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

Shareholders of record as of the close of business on December __, 2010, are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF FIRSTHAND FUNDS.  THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING.  SHAREHOLDERS ALSO MAY SUBMIT THEIR PROXIES:  (1) BY TELEPHONE OR (2) ONLINE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.  PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO FIRSTHAND FUNDS A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY BALLOT OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

By Order of the Board of Trustees,

KEVIN LANDIS
President and Chairman of the Board of Firsthand Funds
_________ , 2010

COMBINED PROXY STATEMENT/PROSPECTUS
Dated __________, 2010

FIRSTHAND FUNDS
111 North Market Street, Suite 105
San Jose, California 95113
Telephone:  1.888.884.2675

For ease of reading, certain terms or names that are used in this Proxy/Prospectus have been shortened or abbreviated.  A list of these terms and their corresponding full names or definitions can be found at the end of this Proxy/Prospectus in Appendix A.  A shareholder may find it helpful to review the terms and names in Appendix A before reading the Proxy/Prospectus.

This Proxy/Prospectus, which should be retained for future reference, sets forth concisely the information about the proposed Reorganization of Firsthand Technology Value Fund, a series of Firsthand Funds, a Delaware statutory trust (“TVF”) into Firsthand Technology Value Fund, Inc. (the “Business Development Company” or “BDC”), a newly formed, externally managed, closed-end, non-diversified management investment company organized as a Maryland corporation that has elected to be treated as a business development company (the “Reorganization”) under the Investment Company Act of 1940, as amended, and the information about the BDC that a shareholder of TVF should know before deciding how to vote.  It is both a proxy statement for the Meeting and a prospectus offering shares in the BDC.

Shareholders of TVF should note the following:

(1)	If the Reorganization is approved, you will hold shares of the BDC instead of TVF,
(2)	Shares of the BDC are not redeemable at net asset value,
(3)	Shares of closed-end funds typically trade at a discount to NAV,
(4)	No trading markets exists yet for the BDC’s shares and, as a result, shares of the BDC may be hard to sell and not all brokers will take orders for the BDC’s shares,
(5)	The Reorganization is a taxable event,
(6)	The tax-loss carryforward currently on the books of TVF will expire,
(7)
Because the shareholders of TVF will bear the expenses of the reorganization, the short-term value of their investment would be reduced as a result of their proportionate share of the reorganization expenses even though the market value of the underlying portfolio investments would not change as a result of the Reorganization; and

(8)	There are important consequences to this Reorganization so shareholders should pay attention to this proxy statement.

Additional information about TVF is available in the combined Firsthand Funds prospectus, combined statement of additional information (or SAI), and combined annual and semi-annual reports to shareholders.  The information contained in the prospectus for TVF is legally deemed to be part of this Proxy/Prospectus and is incorporated by reference.  Firsthand Funds’ combined prospectus dated April 30, 2010, annual report to shareholders for the fiscal year ended December 31, 2009, and semi-annual report to shareholders for the fiscal period ended June 30, 2010, have previously been mailed to shareholders.  The annual report to shareholders for the fiscal year ended December 31, 2010 will be mailed to shareholders after it has been completed and filed with the SEC on or around March 1, 2011, at which time it will also be available on the TVF’s website. The SAI relating to this Proxy/Prospectus also is incorporated by reference and is dated _________, 2010.  The BDC’s prospectus from its Form N-2 dated _______________, 2010, is attached to this document as Exhibit A. Additional copies of any of these documents are available without charge by writing to the address given above or by calling 1.888.884.2675.  These documents also are available on the SEC website at www.sec.gov.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROXY/PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Meeting has been called for TVF shareholders to consider a Reorganization Agreement dated September 10, 2010, that provides for the reorganization of TVF into the BDC (the “Reorganization Agreement”).  It is expected that this Proxy/Prospectus will be mailed to shareholders on or about December __, 2010.  At the Meeting, shareholders will be asked to approve the Reorganization Agreement.

SUMMARY

The following is an overview of certain information relating to the proposed Reorganization.  More complete information is contained throughout the Proxy/Prospectus and its Appendices. We have also enclosed, in Exhibit A, a copy of the BDC’s prospectus, which provides more information about the BDC and its operations.

Overview of the Reorganization Agreement

The document that governs the Reorganization is the Reorganization Agreement.  The Reorganization Agreement provides for:  (1) the transfer of all of the assets and liabilities of TVF to the BDC in exchange for shares of common stock of the BDC of equal value; and (2) the distribution of BDC shares to TVF shareholders in liquidation of TVF.  The Reorganization is subject to a number of conditions, including approval by shareholders of TVF.

As a result of the Reorganization, TVF’s shareholders will become shareholders of the BDC and will hold, immediately after the Reorganization, BDC shares having a total dollar value equal to the total dollar value of the shares of TVF that the shareholder held immediately before the Reorganization (less reorganization expenses, currently estimated to be approximately $0.09 per share, to be borne by shareholders of TVF on the closing date of the Reorganization).  If approved, the Reorganization is expected to occur on or about March __, 2011.  The exchange of TVF shares for BDC shares in the Reorganization is expected to be a taxable event under federal income tax law, though TVF shareholders will not pay any sales charge or sales load on the exchange.  In addition, the costs and expenses of the Reorganization, including proxy printing, mailing, and solicitation fees, and legal and accounting expenses, currently estimated to be about $420,000, shall be borne by TVF.

For more information about the Reorganization and the Reorganization Agreement, see “The Reorganization—Description of the Reorganization Agreement.”

Overview of Investment Objectives and Principal Investment Strategies

The investment objectives of TVF and the BDC are identical; both Funds seek long-term growth of capital.  The principal investment strategies of TVF and the BDC, however, are different.  TVF, under normal circumstances, invests at least 80% of its assets in high-technology companies, and may invest in companies of any size. The BDC, under normal circumstances, will invest at least 80% of its assets in equity securities of companies in the information technology sector and in the so-called “cleantech” sector.  While there is no standard definition of cleantech, it is generally regarded as including goods and services designed to harness renewable energy and materials, eliminate emissions and waste, and reduce the use of natural resources. The BDC expects to emphasize companies that it believes hold the greatest potential for capital appreciation. The BDC will focus its investments in private companies and micro-cap public companies (i.e. those with market capitalizations less than $250 million). The BDC expects that these investments will range between $1 million and $10 million each, although this investment size will vary proportionately with the size of the BDC’s capital base.
In addition, in order to qualify as a business development company under the 1940 Act, the BDC must invest at least 70% of our assets in “eligible securities” which include, among other things, private venture capital companies, public companies with market capitalizations less than $250 million, cash, and government securities.

While the BDC’s primary focus will be to invest in illiquid private technology and cleantech companies, it may also invest in publicly traded micro-cap companies. In addition, the BDC may invest up to 30% of the portfolio in opportunistic investments that do not constitute the private companies and small public companies described above. These other investments may include investments in securities of public companies that are actively traded. These other investments also may include investments in high-yield bonds, distressed debt or securities of public companies that are actively traded, and securities of companies located outside of the United States.

For additional information about the similarities and differences between the principal investment strategies of TVF and the BDC, see “The Reorganization—Comparison of Investment Management, Investment Objective, and Principal Investment Strategies.”

Overview of Service Providers

TVF and the BDC share some service providers, including SiVest Group, Inc. (“SiVest” or the “Investment Adviser”) as investment adviser. SiVest is an investment adviser that is registered with the SEC under the Investment Advisers Act of 1940, or the “Advisers Act.” For a detailed comparison of service providers, please see the discussion under “The Reorganization—Comparison of Advisory and Other Service Arrangements and Fees.”

Overview of Purchase, Redemption, Distribution, Exchange, and Other Procedures

Because the BDC is a non-redeemable closed-end fund, the purchase, redemption, distribution, exchange, and other policies and procedures of TVF, which is a redeemable open-end fund, will not apply to shares in the BDC. Shareholders cannot redeem their shares but rather must sell them through a broker on the open market assuming a market develops, but there can be no assurance that such a market will develop. For more information concerning these policies and procedures, see “The Reorganization—Comparison of Purchase, Redemption, Distribution, and Exchange Policies and Other Shareholder Transactions and Services.”

Fee Table

The table shows:  (1) the current expense ratios of TVF as of June 30, 2010, and (2) the anticipated expense ratio of the BDC after the Reorganization.  The expense ratios shown are annualized total operating expense ratios.  The management fee for TVF is based on average daily net assets; the management fee for the BDC is based on average monthly gross assets, which, for this purpose, represents total assets of the BDC calculated without reduction for any borrowings or other leverage incurred for investment purposes.   Currently, however, the BDC does not intend to use leverage.

	TVF	BDC
Management Fee	1.40%	2.00%

Incentive Fee	None	20.00%**
Other Expenses	0.45%	0.50% (Est’d)
Total Expense Ratio	1.85%*	2.50%**

* In the Advisory Agreement between TVF and SiVest, SiVest agreed to reduce its fees and/or make expense reimbursements so that TVF’s total annual operating expenses are limited to 1.85% of its average daily net assets up to $200 million, 1.80% of such assets from $200 million to $500 million, 1.75% of such assets from $500 million to $1 billion, and 1.70% of such assets in excess of $1 billion.

** The BDC, like many business development companies, has an incentive fee. In addition to the estimated Total Expense Ratio, the BDC will pay SiVest 20% of the net realized capital gain minus unrealized losses. See “The Reorganization—Investment Advisory Services and Fees” below.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the BDC’s common stock. The BDC does not intend to utilize leverage or borrowing. Therefore, in calculating the following expense amounts, we have assumed we would have no indebtedness and that our annual operating expenses remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $10,000 investment, assuming a 5% annual return	$353	$1,074	$1,817	$3,774

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. This illustration assumes that this 5% return results entirely from net realized capital gains, making the entire 5% return subject to the 20% capital gains incentive fee. In addition, while the example assumes reinvestment of all dividends and other distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “The Reorganization—Comparison of Purchase, Redemption, Distribution, and Exchange Policies and Other Shareholder Transactions and Services” for additional information regarding our dividend reinvestment plan.

This example should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

Federal Income Tax Consequences

By reorganizing TVF, an open-end mutual fund that invests primarily in liquid publicly traded securities, into the BDC, a closed-end mutual fund that invests primarily in illiquid securities, Firsthand Funds and the BDC have been advised by legal counsel that it is likely the IRS will treat the transaction as a taxable event. Therefore, shareholders will be treated as if they have sold their TVF shares. To the extent a shareholder realizes a capital gain, he or she may have to pay taxes on the gain. For a discussion of its impact on shareholders, see “The Reorganization—Material Federal Income Tax Consequences” for additional information including tax consequences.

Principal Risk Factors

Comparison to TVF:  The investment risks of TVF differ substantially from those of the BDC.  Unlike TVF, the BDC has the following additional risks:

•
Redemption Risk – The BDC is a closed-end fund. Therefore, shareholders cannot redeem their shares. Instead, shareholders of the BDC wishing to liquidate their positions must sell it through a broker on the open market. Shareholders may therefore be selling shares at a price that may be below the net asset value of their shares, which is based on the fair market value of the assets of the BDC, depending on market conditions. In addition, there is no assurance that a market may develop for the BDC’s shares. Shareholders of TVF will have given up their right to demand redemption of their TVF shares (which is a right enjoyed only by shareholders of an open-end fund like TVF) after the closing of the Reorganization.

•
Illiquid securities risk – The BDC is expected to invest a substantial portion of its assets in illiquid securities. As noted below, illiquid securities carry additional risks. Illiquid securities may be difficult to sell quickly. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. It is currently anticipated that within a year from the date of the Reorganization, at least 50% of the BDC’s assets will be invested in illiquid securities. However, since this depends heavily on the availability of appropriate and attractive investment opportunities and the BDC’s ability to close the transactions, there can be no assurance that the BDC will meet any particular illiquid investment percentage at any future point in time.

•
NAV discount risk – The BDC is a closed-end fund. It calculates NAV once a quarter based on fair market value of its holdings according to procedures approved by the BDC board. This is different from TVF, which calculates its NAV daily. Historically, many closed-end funds have periodically traded at a discount to NAV because of the illiquid nature of their underlying investments (and the associated difficulty in valuing and pricing those underlying assets). It is possible that after the Reorganization, BDC shares could be trading at a discount to NAV, even for a prolonged period of time. In that case, shareholders who receive BDC shares as a result of the Reorganization may suffer a loss on sale.

•
Market support risk – Unlike many other offerings of closed-end mutual funds, the Reorganization is not underwritten by a group of investment banks. Therefore, we do not expect that immediately after the Reorganization there will be market support of the shares of the BDC. The lack of an underwriter could also impact the development of a trading market for the BDC shares. This means that the securities of the BDC may be hard to sell and not all brokers will take orders for the BDC’s shares. In addition, in the event that immediately after the Reorganization, more shareholders of TVF who receive BDC shares after the Reorganization decide to sell than there are potential buyers, the price of shares of the BDC could drop significantly.

•	Sale restriction risk – To the extent the BDC or its investment adviser has inside information on a particular security, it may be restricted from selling its securities holdings.

The following principal investment risks are relevant to an investment in the BDC:

•
General market securities risk – The return on and value of an investment in the BDC will fluctuate in response to the success or failure of the privately placed venture capital investments that it holds, as well as stock market movements for the liquid securities that it own.  Therefore, the most significant risk of investing in the BDC is that a shareholder may lose money.  Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond the control of SiVest.  There is a risk that the value of these investments will not rise as expected, or will fall, thereby causing you to lose money.

•
Non-diversification risk – The BDC is a non-diversified fund.  Therefore, it invests in a smaller number of companies than a diversified fund.  A significant change in the value of one company will, therefore, have a greater impact on the BDC than it would if the BDC diversified its investments.  It therefore exposes shareholders to greater-than-average financial and market risk.

•
Illiquid securities risk – Illiquid securities consist primarily of equity interest in privately placed technology companies. A high level of investments in illiquid privately placed securities increases certain risks for shareholders in the BDC. All of the illiquid securities held by the BDC will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of its investments may make it difficult for the BDC to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

•
Small-capitalization companies risk – The BDC expects to invest a substantial portion of its assets in small-capitalization companies, which are subject to wider price fluctuations due to factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency.  To make a large sale of securities of smaller companies that trade in limited volumes, the BDC may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

Additional risks relating to the BDC’s business and structure:

•
The BDC is a new company with no operating history – The BDC was incorporated in April 2010 and has not yet commenced operations. It is subject to all of the business risks and uncertainties associated with any new business, including the risk that it will not achieve its investment objective and that the value of your investment could decline substantially. The initial assets of the BDC will be composed of its seed capital of $100,00 and the assets of TVF, and the shareholders of the BDC will be those of the former TVF. Under the 1940 Act, the BDC’s ability to own publicly-traded securities with market capitalizations in excess of $250 million is limited. As a result, most of the public securities owned by TVF will be liquidated prior to the Reorganization.  The cash realized from those transactions will be transferred to the BDC. Initially, cash received from the Reorganization will be invested in short-term investments, such as cash and cash equivalents, which are expected to earn low yields. Given the current low interest rate environment, to the extent management fee expenses exceed interest income on the cash holdings of the BDC, the BDC may experience losses.

•
The BDC will be highly dependent upon SiVest’s key personnel for its future success – If the Investment Adviser is unable to hire and retain qualified personnel or if it loses any key member of its management team, the BDC’s ability to achieve its investment objective could be significantly impaired.

•
The Investment Adviser and its management have no experience managing a business development company – The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of private or micro-cap U.S. public companies, cash, cash equivalents, U.S. government securities, and other high quality debt investments that mature in one year or less. These constraints may hinder the Investment Adviser’s ability to take advantage of attractive investment opportunities and to achieve the BDC’s investment objective. While Mr. Landis, the Chief Investment Officer of SiVest, has approximately 16 years of experience managing technology mutual fund stock investments and 12 years of experience managing private equity investments, such experience may not translate directly into his role acting on the BDC’s behalf. In addition, the investment philosophy and techniques used by Mr. Landis and SiVest may differ from those of other funds. Accordingly, there can be no assurance that the BDC will replicate the historical performance of other investment companies with which Mr. Landis has been affiliated, and investment returns could be substantially lower than the returns achieved by such other companies.

•
The Investment Adviser and its management manage other funds – In addition to managing the BDC, SiVest is also the investment adviser to three open-end mutual funds in the Firsthand Funds family: Firsthand Technology Leaders Fund, Firsthand Technology Opportunities Fund, and Firsthand Alternative Energy Fund. Mr. Landis, who has primary responsibility for the BDC, also serves as portfolio manager of Firsthand Alternative Energy Fund and co-portfolio manager of both Firsthand Technology Leaders Fund and Firsthand Technology Opportunities Fund. This may reduce the time SiVest and its investment management team have to devote to the affairs of the BDC.

•
The BDC’s financial condition and results of operation will depend on the Investment Adviser’s ability to manage future growth effectively – The BDC’s ability to achieve its investment objective will depend on its ability to grow, which will depend, in turn, on SiVest’s ability to identify, invest in, and monitor companies that meet the BDC’s investment criteria.

•
The BDC will operate in a highly competitive market for investment opportunities – A number of entities will compete with the BDC to make the types of investments that it plans to make. It will compete with other venture capital firms and venture capital funds; various public and private investment funds, including hedge funds; other business development companies; commercial and investment banks; commercial financing companies; and various technology and cleantech companies’ internal venture capital arms. Many of the BDC’s potential competitors are substantially larger and have considerably greater financial, technical, and marketing resources than it does. For example, some competitors may have a stronger network of contacts and better connections for deal flows or have access to funding sources that are not available to the BDC. In addition, some of the BDC’s competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than the BDC. Furthermore, many of the BDC’s competitors are not subject to the regulatory restrictions that the 1940 Act will impose on the BDC as a business development company. There can be no assurance that the competitive pressures the BDC faces will not have a material adverse effect on its business, financial condition, and results of operations. Also, as a result of this competition, the BDC may not be able to take advantage of attractive investment opportunities from time to time, and there can be no assurance that the Investment Adviser will be able to identify and make investments that are consistent with the BDC’s investment objective.

•
The BDC intends to elect to be treated as a Regulated Investment Company (RIC) and will be subject to corporate-level income tax if it is unable to qualify as a RIC – To qualify as a RIC under the Internal Revenue Code and obtain RIC tax benefits, the BDC must meet certain income source, asset diversification, and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if the BDC distributes at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to its stockholders on an annual basis. To qualify as a RIC, the BDC must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in the BDC having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices and may result in losses. If the BDC fails to qualify for RIC tax benefits for any reason and remains or becomes subject to corporate income tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution, and the amount of distributions. Such a failure would have a material adverse effect on the BDC and its stockholders.

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Regulations governing the BDC’s operation as a business development company will affect its ability to, and the way in which it, raises additional capital – The BDC will not generally be able to issue and sell its common stock at a price below net asset value per share. The BDC may, however, sell its common stock, at a price below the current net asset value of the common stock, or sell warrants, options, or rights to acquire such common stock, at a price below the current net asset value of the common stock if its board of directors determines that such sale is in the best interests of the BDC and its stockholders, and the BDC’s stockholders approve the policy and practice of making such sales. In any such case, the price at which the BDC’s securities are to be issued and sold may not be less than a price which, in the determination of the board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

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The BDC has elected to be treated as a business development company, which is not regulated as extensively as TVF under the 1940 Act – As a “business development company,” the BDC is not subject to all the provisions of the 1940 Act. While this provides more operational flexibility for the BDC, it could also mean increased risk to shareholders.

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Any failure on the BDC’s part to maintain its status as a business development company would reduce its operating flexibility – If the BDC does not remain a business development company, it might be regulated as a closed-end investment company under the 1940 Act, which would subject it to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease its operating flexibility.

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The BDC will need to raise additional capital to grow – The BDC will need additional capital to fund growth in its investments once it has fully invested the cash (and other liquid assets) received from TVF in the Reorganization.  The BDC may issue equity securities in order to obtain this additional capital. A reduction in the availability of new capital could limit the BDC’s ability to grow. The BDC will be required to distribute at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to its stockholders to maintain its RIC status. As a result, if shareholders elect not to reinvest those distributions back into the BDC, these earnings will not be available to fund new investments. If the BDC fails to obtain additional capital to fund its investments, this could limit its ability to grow, which may have an adverse effect on the value of its securities. In addition, the failure to obtain additional capital in the future might also limit the BDC’s ability to make follow-on investments , which could in certain circumstances lower the value of the BDC’s holdings.

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Many of the BDC’s portfolio investments will be recorded at fair value as determined in good faith by its board of directors. As a result, there will be uncertainty as to the value of its portfolio investments – A large percentage of the BDC’s portfolio investments will be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. The BDC will value these securities quarterly at fair value as determined in good faith by its board of directors. Its board of directors will use the services of a nationally recognized independent valuation firm to aid it in determining the fair value of these securities. The methods for valuing these securities may include: fundamental analysis (sales, income, or earnings multiples, etc.), discounts from market prices of similar securities, purchase price of securities, subsequent transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates, the determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. The BDC’s net asset value could be adversely affected if its determinations regarding the fair value of its investments were materially higher than the values that it ultimately realizes upon the disposal of such securities.

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The lack of liquidity in the BDC’s investments may adversely affect its business – The BDC will primarily make investments in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of its investments may make it difficult to sell such investments if the need arises. In addition, if the BDC is required to liquidate all or a portion of its portfolio quickly, it may realize significantly less than the value at which it has previously recorded its investments. In addition, the BDC may face other restrictions on its ability to liquidate an investment in a portfolio company to the extent that the Investment Adviser has material non-public information regarding such portfolio company.

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The BDC may experience fluctuations in its quarterly results – The BDC could experience fluctuations in its quarterly operating results due to a number of factors, including the performance of the portfolio securities it holds; the level of its expenses; variations in, and the timing of the recognition of, realized and unrealized gains or losses; the degree to which it encounters competition in the market; and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

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There are significant potential conflicts of interest that could impact the BDC’s investment returns – The BDC’s executive officers and directors may serve as officers, directors, or principals of entities that operate in the same or a related line of business as the BDC, or of investment funds managed by affiliates of SiVest that may be formed in the future. Accordingly, if this occurs, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the BDC or its stockholders. In the course of the BDC’s investing activities, it will pay investment advisory and incentive fees to SiVest, and will reimburse SiVest for certain expenses it incurs - As examples, SiVest may engage unaffiliated outside third-party technology experts to provide technical due diligence advice, or it may engage outside legal counsel to assist in structuring and documenting investment transactions. As a result, investors in the BDC’s common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments.

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Mr. Landis serves on the board of a number of the BDC’s portfolio companies and that might cause potential conflicts of interest. Currently, Kevin Landis represents TVF and sits on the following private companies’ boards: Silicon Genesis Corporation and UCT Coatings, Inc. He also serves as an observer on the board of directors of SoloPower, Inc. Serving on the boards of directors of the portfolio companies may cause conflicts to arise. For example, Mr. Landis might recommend an investment opportunity to the BDC in which he himself or one or more of his clients already have an existing interest.  The BDC’s investing in such instances might, depending on the circumstances, be deemed to be beneficial to Mr. Landis or one or more of SiVest’s other clients. The Investment Adviser has adopted various procedures to ensure that the BDC will not be unfavorably affected by these potential conflicts. For example, some companies grant director stock options to individuals who serve as board members. In such cases, the Investment Adviser has a procedure in place to require all such benefits to be turned over to the BDC. Furthermore, SiVest has adopted internal control procedures where if any conflicts arise, a committee composed of the independent directors of the BDC shall have total discretion to rule on the conflicts.Kevin Landis’s board participation  is beneficial to the Investment Adviser’s industry research. Sitting on these boards enables him to gain additional insights regarding the technology industry and the strategic and operational issues faced by companies in that industry. However, by sitting on these boards, Mr. Landis also may have access to non-public information on publicly traded companies that may create a situation that could prohibit the BDC (and other clients of the Investment Adviser) from making a particular investment or from trading an existing position. The Investment Adviser believes, however, that this risk is outweighed by the benefit gained from the ability to obtain in-depth firsthand information about the company by sitting on the board. Such information can assist the Investment Adviser in valuing  the shares held by the BDC, protecting its position, and evaluating future investment opportunities in the company.

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Changes in laws or regulations governing operations may adversely affect the BDC’s business – The BDC and its portfolio companies will be subject to regulation by laws at the local, state, and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse effect on the BDC’s business.

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The BDC’s board of directors may change the investment objective, operating policies, and strategies of the BDC without prior notice or stockholder approval – The BDC’s board of directors will have the authority to modify or waive certain of the BDC’s operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, the BDC may not change the nature of its business so as to cease to be, or withdraw its election as, a business development company. The effect any changes to the BDC’s current operating policies and strategies would have on its business, operating results, and value of its stock are not predictable. Nevertheless, those effects may adversely affect the BDC’s business and impact its ability to make distributions.

Additional risks relating to the BDC’s investments:

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The BDC’s investments in prospective portfolio companies may be risky, and you could lose all or part of your investment – The BDC expects to make equity investments primarily in equity securities and equity derivatives (such as options, warrants, rights, etc.) of privately placed venture capitalstage technology and cleantech companies as well as publicly traded micro-cap companies (those with market capitalizations less than $250 million). Its goal is ultimately to dispose of these equity interests and realize gains upon the disposition of such interests. However, the equity interests the BDC receives may not appreciate in value and, in fact, may decline in value. Accordingly, the BDC may not be able to realize gains from its equity interests, and any gains that it does realize on the disposition of any equity interests may not be sufficient to offset any other losses it experiences.

In addition, investing in privately placed technology and cleantech companies involves a number of significant risks, including that private companies generally have limited operating history and are not as well capitalized as public companies. In addition, private company valuations may fluctuate more dramatically than those of public companies and they frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect the BDC’s investment returns as compared to companies investing primarily in the securities of public companies.

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The BDC may invest in publicly-traded micro-cap companies – Although smaller companies may have potential for rapid growth, they are subject to wider price fluctuations due to factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of smaller companies that trade in limited volumes, the BDC may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

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The BDC has not yet identified all of the portfolio company investments it intends to acquire using the cash to be received from TVF in connection with the Reorganization – Prior to the closing of the Reorganization, most of the securities holdings of TVF (other than the illiquid securities holdings) will be sold and converted into cash, which the BDC can use for investments. The BDC has not yet identified all of the potential investments for its portfolio. As a result, you are unable to evaluate all of the specific portfolio company investments prior to approving the Reorganization. Additionally, the Investment Adviser will select investments subsequent to the Reorganization, and BDC stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in BDC shares.

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If the BDC does not invest a sufficient portion of its assets in qualifying assets, it could fail to qualify as a business development company or be precluded from investing according to its current business strategy – As a business development company, the BDC may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of its total assets are qualifying assets.

The Investment Adviser believes that all the illiquid securities received by the BDC from TVF in the Reorganization will constitute qualifying assets. However, the BDC may be precluded from investing in what the Investment Adviser believes are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If the BDC does not invest a sufficient portion of its assets in qualifying assets, it could lose its status as a business development company, which would have a material adverse effect on its business, financial condition, and results of operations. Similarly, these rules could prevent the BDC from making follow-on investments in existing portfolio companies (which could result in the dilution of the BDC’s position) or could require the BDC to dispose of investments at inappropriate times in order to comply with the 1940 Act. If the BDC needs to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, there may be difficulty in finding a buyer and, even if a buyer is identified, the BDC may have to sell the investments at a substantial loss.

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The BDC is a non-diversified investment company within the meaning of the 1940 Act, and therefore it is not limited with respect to the proportion of its assets that may be invested in securities of a single issuer – To the extent that the BDC assumes large positions in the securities of a small number of issuers, its net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. The BDC may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond applicable income tax diversification requirements, the BDC has no fixed guidelines for diversification, and its investments could be concentrated in relatively few portfolio companies.

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Economic recessions or downturns could impair the BDC’s portfolio companies and harm its operating results – Many of the BDC’s portfolio companies are susceptible to economic slowdowns or recessions and may fail or require additional capital investments from the BDC during those periods. Therefore, its non-performing assets are likely to increase and the value of its portfolio is likely to decrease during these periods. These events could harm operating results.

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The BDC may not realize gains from its equity investments – The BDC will invest primarily in the equity securities of its portfolio companies. Its goal is ultimately to dispose of such equity interests and realize gains upon the disposition of such interests. However, the equity interests the BDC receives may not appreciate in value and, in fact, may decline in value. Accordingly, the BDC may not be able to realize gains from its equity interests, and any gains that it does realize on the disposition of any equity interests may not be sufficient to offset any other losses it experiences.

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The BDC’s failure to make follow-on investments in its portfolio companies could impair the value of its portfolio – Following an initial investment in a portfolio company, the BDC may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part its equity ownership percentage;

•	exercise warrants, options, or convertible securities that were acquired in the original or subsequent financing; or

•	attempt to preserve or enhance the value of its investment.

The BDC will have the discretion to make any follow-on investments, subject to the availability of capital resources. It may also elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and the BDC’s initial investment, or may result in a missed opportunity for the BDC to increase its participation in a successful operation. Even if the BDC has sufficient capital to make a desired follow-on investment, it may elect not to make a follow-on investment because it may not want to increase the concentration of risk, because the Investment Adviser prefers other opportunities, or because it is inhibited by compliance with business development company requirements or the desire to maintain its tax status.

•	To the extent the BDC does not hold controlling equity interests in its portfolio companies, the BDC may not be in a position to exercise control over its portfolio companies or to prevent decisions by management of portfolio companies that could decrease the value of the BDC’s investments – Although it may do so occasionally, the BDC does not expect to routinely take controlling equity positions in its portfolio companies. As a result, it will be subject to the risk that a portfolio company may make business decisions with which the Investment Adviser disagrees, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to the BDC’s interests. Due to the lack of liquidity of the equity investments that it will typically hold in its portfolio companies, the BDC may not be able to dispose of its investments in the event the Investment Adviser disagrees with the actions of a portfolio company, and may therefore suffer a decrease in the value of its investments.

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An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel, and a greater vulnerability to economic downturns – The BDC will invest primarily in privately held companies. Generally, little public information exists about these companies, and the BDC will be required to rely on the ability of SiVest’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If the Investment Adviser is unable to uncover all material information about these companies, they may not make a fully informed investment decision, and the BDC may lose money on its investments. Also, privately held companies frequently have less diverse product lines and a smaller market presence than larger competitors. These factors could adversely affect investment returns as compared to companies investing primarily in the securities of public companies.

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The BDC’s portfolio companies may issue additional securities or incur debt that ranks equal or senior to the BDC’s investments in such companies – The BDC intends to invest primarily in equity securities issued by its portfolio companies. The portfolio companies may be permitted to issue additional securities or incur other debt that ranks equally with, or senior to, the equity securities in which the BDC invests. By their terms, such other securities (especially if they are debt securities) may provide that the holders are entitled to receive payment of interest or principal before the BDC is entitled to receive any distribution from the portfolio companies. Also, in the event of insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company, holders of debt instruments ranking senior to the BDC’s equity investment in that portfolio company would typically be entitled to receive payment in full before equity investors like the BDC receive any distribution in respect of its investment. After repaying such senior creditors, the portfolio company may not have any remaining assets to distribute to the BDC.

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The incentive fee may induce SiVest to make speculative investments – The incentive fee payable by the BDC to SiVest may create an incentive for SiVest to make investments on the BDC’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to the Investment Adviser is calculated based on a percentage of the BDC’s return on invested capital. This may encourage the Investment Adviser to invest in higher risk investments in the hope of securing higher returns.

The BDC may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds. To the extent it so invests, it will bear its ratable share of any such investment company’s expenses, including management and incentive fees. The BDC will also remain obligated to pay investment advisory fees, consisting of a base management fee and incentive fees, to SiVest with respect to the assets invested in the securities and instruments of other investment companies under the Investment Management Agreement. With respect to any such investments, each of the BDC’s stockholders will bear his or her share of the investment advisory fees of SiVest as well as indirectly bearing the investment advisory fees and other expenses of any investment companies in which the BDC invests.

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The BDC’s investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments – The BDC’s investment strategy involves potential investments in equity securities of foreign companies. Investing in foreign companies may expose the BDC to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations; political and social instability; expropriation; imposition of foreign taxes; less liquid markets and less available information than is generally the case in the United States; higher transaction costs; less government supervision of exchanges, brokers, and issuers; less developed bankruptcy laws; difficulty in enforcing contractual obligations; lack of uniform accounting and auditing standards; and greater price volatility.

Although most of the BDC’s investments will be U.S. dollardenominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. The Investment Adviser may employ hedging techniques to minimize these risks, but there can be no assurance that the BDC will, in fact, hedge currency risk or that, if it does, such strategies will be effective.

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Provisions of the Maryland General Corporation Law and of the BDC’s charter and bylaws could deter takeover attempts and have an adverse impact on the price of the BDC’s common stock – The Maryland General Corporation Law, the BDC’s charter, and its bylaws contain provisions that may discourage, delay, or make more difficult a change in control of the BDC or the removal of its directors. The BDC is subject to the Maryland Business Combination Act, the application of which is subject to any requirements of the 1940 Act. The BDC’s board of directors has adopted a resolution exempting from the Maryland Business Combination Act any business combination between the BDC and any other person, subject to prior approval of such business combination by the board, including approval by a majority of its disinterested directors. If the resolution exempting business combinations is repealed or the board does not approve a business combination, the Maryland Business Combination Act may discourage third parties from trying to acquire control of the BDC and increase the difficulty of consummating such an offer. The BDC’s bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of its common stock by any person. If the bylaws are amended to repeal the exemption from the Maryland Control Share Acquisition Act, the Maryland Control Share Acquisition Act also may make it more difficult for a third party to obtain control of the BDC and increase the difficulty of consummating such an offer.

The BDC has also adopted other measures that may make it difficult for a third party to obtain control of it, including provisions of its charter classifying its board of directors in three classes serving staggered three-year terms and until their successors are duly elected and qualify, and provisions of its charter authorizing its board of directors (all without stockholder approval) to classify or reclassify shares of BDC stock in one or more classes or series, to cause the issuance of additional shares of stock, and to amend the BDC’s charter, and to increase or decrease the number of shares of stock that it has authority to issue. These provisions, as well as other provisions of the BDC’s charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of stockholders.

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The Investment Adviser may not be able to achieve the same or similar returns to those achieved by its investment professionals while they were employed at prior jobs – Although Mr. Landis has been a portfolio manager of a number of open-end mutual funds in the Firsthand Funds family, including TVF, Mr. Landis’ track record and achievements are not necessarily indicative of future results that will be achieved by SiVest on our behalf. Similarly, while the research and operational professionals that support Mr. Landis in his management of Firsthand Funds are substantially the same individuals that will be supporting us, there is no assurance that they would be able to provide the same level of services to the BDC as they did (and currently do ) for Firsthand Funds.

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The BDC may have limited ability to engage in joint transactions with affiliates such as other funds managed by SiVest – Section 17(d) of the 1940 Act prohibits certain joint transactions between fund affiliates. Such prohibition may limit the BDC’s ability to engage in joint investment transactions with other funds managed by SiVest.

Additional risks relating to the Reorganization:

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There is a risk that you may not receive distributions or that the BDC’s distributions may not grow over time – The BDC intends to make distributions annually to its stockholders out of assets legally available for distribution. There can be no assurance that the BDC will achieve investment results that will allow it to make a distribution. It is also likely that both the availability and amount of distribution will vary drastically from year to year. In addition, due to the asset coverage test applicable to the BDC as a business development company, the BDC may be limited in its ability to make distributions. Finally, if more stockholders opt to receive cash dividends and other distributions rather than participate in the BDC’s dividend reinvestment plan, the BDC may be forced to liquidate some of its investments and raise cash in order to make distribution payments.

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Investing in BDC shares may involve an above-average degree of risk – The investments the BDC makes in accordance with its investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. The BDC’s investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in BDC shares may not be suitable for someone with lower risk tolerance.

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There is a potential for conflicts of interest due to significant common directorship between TVF and the BDC – Firsthand Funds has three trustees and the BDC has four directors. Three out of four directors of the BDC (Messrs. Kevin Landis, Greg Burglin, and Rodney Yee) are also trustees of Firsthand Funds. This could create various conflicts. For example, in determining the valuation of the securities involved in the Reorganization, the BDC directors, who might otherwise demand the lowest price possible, may instead compromise on paying a higher price because they also are trustees of TVF, who have an interest in getting the highest price possible. This conflict, however, is addressed by (1) the use of an independent third-party valuation firm to recommend the transaction price, and (2) having an additional director of the BDC who has no affiliation with TVF.

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Prior to the Reorganization, TVF will need to sell its securities that are not eligible investments for the BDC– Publicly traded securities are not eligible investments for the BDC unless they are securities of micro-cap companies (i.e., those that have market capitalizations less than $250 million). Most of TVF’s liquid public securities holdings are not eligible investments for the BDC. Therefore they will be sold prior to the Reorganization. This will lead to higher portfolio turnover and increase brokerage commission costs for TVF.

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The market price of BDC common stock may fluctuate significantly – The market price and liquidity of the market for shares of BDC’s common stock may be significantly affected by numerous factors, some of which are beyond the BDC’s control and may not be directly related to the BDC’s operating performance. These factors include:

(1)
significant volatility in the market price and trading volume of securities of business development companies or other companies in the BDC’s sector, which are not necessarily related to the operating performance of these companies;

(2)	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

(3)	any loss of RIC status;

(4)	changes in earnings or variations in operating results;

(5)	changes in the value of the BDC’s portfolio of investments;

(6)	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

(7)	the inability of the Investment Adviser to employ experienced senior investment professionals or the departure of SiVest’s key personnel;

(8)	operating performance of companies comparable to the BDC; and

(9)	general economic trends and other external factors.

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The BDC may allocate the net proceeds from the Reorganization in ways with which you may not agree – The Investment Adviser will have significant flexibility in investing the net proceeds of the Reorganization. Accordingly, the BDC may use the net proceeds from the Reorganization in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

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Prior to the Reorganization, there has been no public market for BDC common stock, and there can be no assurance that the market price of BDC shares will not decline following the offering – There can be no assurance that a trading market will develop for BDC common stock after the Reorganization or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to various factors such as underwriting discounts and related offering expenses. Also, shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that the BDC’s net asset value per share may decline. Whether BDC common stock will trade at, above, or below net asset value is not predictable.

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Shareholders of TVF will incur certain costs upon the closing of the Reorganization – The net proceeds that the BDC will receive from this offering will be net of the expenses incurred in connection with the Reorganization, totaling approximately $0.09 per share. As a result, the BDC’s net asset value per share immediately after completion of this offering will be lower than the NAV of TVF if no Reorganization has occurred.

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Sales of substantial amounts of BDC common stock in the public market may have an adverse effect on the market price of BDC common stock – If, after completion of the Reorganization, we conduct additional offerings to sell additional shares of our common stock, that could adversely affect the prevailing market prices for BDC common stock. If this occurs and continues, it could impair the BDC’s ability to raise additional capital through the sale of equity securities should the BDC desire to do so.

THE REORGANIZATION

Description of the Reorganization Agreement

As noted in the Summary, the Reorganization Agreement is the governing document of the Reorganization.  Among other things, the Reorganization Agreement provides for:  (1) the transfer of all of the assets and liabilities of TVF to the BDC in exchange for shares of equal value of common stock shares of the BDC, and (2) the distribution of BDC shares to TVF’s shareholders in liquidation of TVF.  The Reorganization Agreement also sets forth representations and warranties of the parties, describes the mechanics of the transaction, and includes a number of conditions to the completion of the Reorganization.

The Reorganization Agreement provides that the Reorganization may be terminated by either party before the Effective Time of the Reorganization (which is defined as the day following the Closing of the Reorganization) if certain conditions are not satisfied or at any time prior to the Effective Time of the Reorganization by resolution of the Board of Trustees.  At any time before or (to the extent permitted by law) after approval of the Reorganization Agreement by TVF’s shareholders, the parties may, by written agreement and with or without the approval of its shareholders, amend any of the provisions of the Reorganization Agreement.

Upon completion of the Reorganization, all outstanding shares of TVF will be canceled.  Since shares of the BDC have no exchange or redemption features, shareholders of TVF will not be able to exchange or redeem the TVF shares once they have been reorganized into BDC shares.  The Reorganization is not expected to have any material negative impact on the remaining funds in the Firsthand Funds family of open-end funds.  Fees and expenses of the remaining funds in the Firsthand Funds family of open-end funds are not expected to increase as a result of the Reorganization.

A copy of the Reorganization Agreement is attached to this Proxy Statement as Appendix B.  To the extent any language in the Reorganization Agreement is inconsistent with the discussion in this Proxy Statement, the terms of the Reorganization Agreement would control.

Reasons for the Reorganization and Other Considerations

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Outstanding opportunities to invest in private technology and cleantech companies – The Adviser believes a combination of factors has created an environment that may enable the BDC to invest in strong private companies at attractive valuations. The Adviser believes such companies offer outstanding opportunities for long-term investors, but restrictions on illiquid investments in open-end mutual funds have kept TVF from pursuing them.

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A closed-end fund is the most appropriate vehicle for investing a substantial amount in private company securities – Closed-end funds are not subject to the same daily liquidity requirements as their open-end counterparts. This makes closed-end funds more suitable for making long-term investments in private companies, where persistence of capital is important.

•
Until recently, TVF has not been able to reduce its percentage of illiquid securities below the regulatory limit of 15% for open-end funds – Over the past eight calendar quarters, TVF’s illiquid securities as a percentage of net assets have been as high as 38.92%. The highest ever illiquid percentage of TVF was 46.23% in 2008. While TVF has made efforts to reduce this percentage, including an unsuccessful auction of illiquid portfolio securities, until recently it has not been able to reduce its illiquid percentage to below 15%. In the second half of 2010, TVF finally had a illiquid percentage that is below 15%. Although currently TVF has less than 15% of its assets in illiquid securities, there is no assurance that the percentage will remain at this level. In the event the illiquid percentage increases drastically in the future, it could hamper the ability of the Fund to redeem shares or make new investments.

•
Protection of existing investments – The proposed reorganization would enable TVF’s investors to continue to support existing investments in private companies if subsequent rounds of financing are required, protecting their investments in these companies.

TVF’s Current Illiquid Securities Investments

TVF’s portfolio of illiquid private companies includes development-stage (pre-revenue) companies as well as profitable businesses. The private companies have each been achieving their respective development milestones, and the Adviser believes all of these investments should remain long-term investments, with the exception of Solaicx, which has been acquired by MEMC Electronic Materials, and is in the process of being absorbed. We expect to continue to hold a contingent receivable related to Solaicx in the portfolio, as we anticipate receipt of escrowed funds as well as future payments related to performance milestones enumerated in the buyout agreement.

In 2009, TVF engaged an investment bank and conducted an auction of its illiquid securities portfolio. While a number of parties conducted due diligence on the portfolio, ultimately there was no bid from any party.

Board Considerations

The Board of Trustees of Firsthand Funds unanimously voted to approve the Reorganization Agreement at a meeting held on July 15, 2010 .  The Board reviewed and considered all relevant documents and information with respect to TVF and, based on the information provided to the Board, after deliberations, determined, noted, and concluded: (1) that the terms of the Reorganization and the Reorganization Agreement are appropriate and acceptable and are in the best interest of both TVF and the BDC; (2) that the Reorganization is anticipated to be a taxable event; (3) that even though the tax loss carryforwards currently on TVF’s book will expire upon the closing of the Reorganization, the importance of that can be discounted because most of those tax loss carryforwards will expire in the near future and it is unlikely that TVF will be able to use a meaningful portion of those before they expire; (4) the value of the portfolios; (5) that shareholders of TVF will bear the fees or expenses in connection with the Reorganization;  (6) that there would be no dilution to the interests of shareholders of TVF or the BDC as a result of the Reorganization other than to the extent of the expenses associated with the Reorganization; (7) the historic and current illiquid securities percentage of TVF; (8) the attempts by TVF’s investment adviser to sell the TVF illiquid securities; and (9) the lack of favorable alternatives to the Reorganization, including but not limited to, the liquidation of TVF. The Board determined that the other alternatives to the Reorganization (such as a liquidation of TVF) are not as favorable because it would force long-term investors to give up an investment at a time that the Adviser believes is not appropriate to do so, and as such would force long-term shareholders to lock in a loss. If shareholders of TVF fail to approve the Reorganization, the Board may again consider the various alternatives, including continuing to operate TVF in its current form or to liquidate TVF.

Based upon their evaluation of the information presented to them and the conclusions referenced above, and in light of their fiduciary duties under federal and state law, the Board of Trustees, including all of the non-interested Trustees, determined that participation by TVF in the Reorganization, as contemplated by the Reorganization Agreement, was in the best interests of TVF and its shareholders.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF FIRSTHAND TECHNOLOGY VALUE FUND VOTE TO APPROVE THE REORGANIZATION AGREEMENT.

Comparison of Investment Management, Investment Objectives, and Principal Investment Strategies

Both TVF and the BDC are advised by SiVest.  The Funds are both individually managed by Kevin Landis, the Chief Investment Officer of SiVest.  Mr. Landis has been the portfolio manager for TVF since its inception in 1994.  In addition to managing TVF and the BDC, Mr. Landis also serves as a portfolio manager of Firsthand Technology Leaders Fund (co-managed with Nick Schwartzman), Firsthand Technology Opportunities Fund (co-managed with Han Lee), and Firsthand Alternative Energy Fund, three other series of Firsthand Funds.

The investment objective of TVF is identical to that of the BDC.  The principal investment strategies of TVF, however, differ from those of the BDC, as described in the following table:

	TVF	BDC

Investment Objective	The Fund seeks long-term growth of capital.	The Fund seeks long-term growth of capital.

Principal Investment Strategies
Under normal circumstances, TVF invests at least 80% of its assets in high-technology companies. The Investment Adviser considers a high-technology company to be one that employs a relatively high degree of engineering and/or scientific intensity to deliver its products or services. TVF invests its assets primarily in equity securities of high-technology companies that the Investment Adviser believes are undervalued and have potential for capital appreciation. Equity securities can include common and preferred stock, convertible securities, options, and warrants.  Because there are no market capitalization restrictions on the Fund’s investments, TVF may purchase stocks of companies of any size, which includes small-, mid-, and large-cap companies. There is also no percentage limit on TVF’s ability to invest in foreign securities. TVF’s investments may include young, relatively small companies that are not yet broadly known, or well-established companies that the Investment Advisor believes are currently out of favor in the market.

The BDC, under normal circumstances, will invest at least 80% of its assets in equity securities companies in the information technology sector and in the cleantech sector.  The BDC expects to emphasize companies that it believes hold the greatest potential for capital appreciation. The BDC will focus its investments in private companies and micro-cap public companies (i.e. those with market capitalizations less than $250 million). The BDC expects that these investments will range between $1 million and $10 million each, although this investment size will vary proportionately with the size of the BDC’s capital base.

In addition, in order to qualify as a business development company under the 1940 Act, the BDC must invest at least 70% of our assets in “eligible securities” which include, among other things, private venture capital companies, public companies with market capitalizations less than $250 million, cash, and government securities.

While the BDC’s primary focus will be to invest in illiquid private technology and cleantech companies, it may also invest in publicly traded micro-cap companies. In addition, the BDC may invest up to 30% of the portfolio in opportunistic investments that do not constitute the private companies and small public companies described above. These other investments may include investments in securities of public companies that are actively traded. These other investments also may include investments in high-yield bonds, distressed debt or securities of public companies that are actively traded, and securities of companies located outside of the United States.

Illiquid Securities Restrictions	TVF may not invest more than 15% of its assets in illiquid securities.	The BDC may invest 100% of its assets in illiquid securities.

Comparison of Investment Policies and Restrictions

TVF and the BDC have very different investment policies and investment restrictions, namely that TVF has a fundamental policy that prohibits it from purchasing additional illiquid securities once such securities comprise 15% of the Fund’s net assets.  The SEC considers a security to be illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security. The BDC’s fundamental policies impose no restriction on the purchase of securities deemed illiquid. Instead, it imposes a restriction on the purchase of securities of publicly traded companies.  Specifically, the BDC may invest at most 30% of its net assets in securities that are publicly traded securities that have a market cap in excess of $250 million. For a detailed comparison of the fundamental investment policies of TVF and the BDC, see Appendix D to this Proxy/Prospectus.

Until the closing of the Reorganization, TVF will continue to operate under its current investment objective, strategies, and restrictions, including being subject to the 15% illiquid securities restriction.

Comparison of Form of Business Organization

Federal securities laws largely govern the way that mutual funds operate, but they do not cover every aspect of a fund’s existence and operation.  State law and a fund’s governing documents fill in most of these gaps and typically create additional operational rules and restrictions that funds must follow.  TVF is a series of Firsthand Funds, a Delaware statutory trust, whereas the BDC is a newly organized, externally managed, closed-end, non-diversified management investment company organized as a Maryland Corporation, that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended.

Of particular note, Maryland corporate law requires an annual meeting of shareholders, which is not a requirement for a Delaware statutory trust. In addition, while a Delaware statutory trust is not required to solicit shareholder approval of certain actions, Maryland corporate law requires shareholder approval of such actions, including election of directors, mergers, consolidations, etc. Note that the 1940 Act requires shareholder approval of certain actions, such as this reorganization, regardless of a fund’s state of organization. In addition, Delaware statutory trusts can issue an unlimited number shares, whereas a Maryland corporation specifies the number of shares that can be issued in its corporate charter.

Comparison of Advisory and Other Service Arrangements and Fees

TVF and the BDC share certain of the same service providers.  Immediately after the Reorganization, these service providers are expected to serve the BDC, in the capacities indicated below.

Service Providers for the BDC:

Investment Adviser	SiVest Group, Inc.
Administrator	BNY Mellon Investment Servicing (U.S.) Inc.
Custodian	PFPC Trust Company
Fund Accountant	BNY Mellon Investment Servicing (U.S.) Inc.
Stock Transfer Agent	BNY Mellon Investment Servicing (U.S.) Inc.
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP

Investment Advisory Services and Fees

SiVest serves as the investment adviser to each of TVF and the BDC.  TVF pays an advisory fee, computed daily and paid monthly, to SiVest based on its average dailythe annual advisory fee rate for TVF is 1.40%.  The annual advisory fee rate for the BDC is 2.00% of its gross assets, as well as 20.00% of our “Incentive Fee Capital Gains,” if any, which will equal our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees., on gains achieved after the Reorganization is consummated. Therefore, for each security holding of TVF that is transferred to BDC as a result of the Reorganization, to the extent there is an unrealized gain in that position at the time of the Reorganization, that gain will not be subject to the 20% incentive fee.

TVF has a unitary fee structure; the Investment Adviser pays for most Fund expenses (except certain expenses such as brokerage commissions, litigation costs, extraordinary, and non-recurring expenses, etc.).  The BDC does not have a unitary fee structure; the BDC pays its own fund expenses (estimated to be 0.50%).  Attached hereto as Appendix C are tables comparing the current fees and expenses of TVF and the BDC.

Comparison of Purchase, Redemption, Distribution, and Exchange Policies and Other Shareholder Transactions and Services

After the Reorganization, TVF’s shareholders will hold shares of common stock in the BDC.  Currently, TVF offers one class of shares, Investor Class shares, all of which are involved in the Reorganization.  Therefore, a shareholder who owns shares of TVF will, immediately after the Reorganization, hold an equal total dollar amount of common stock in the BDC (less reorganization expenses, currently estimated to be approximately $0.09 per share, to be borne by shareholders of TVF on the closing date of the Reorganization).  Accordingly, all of the purchase, redemption, distribution, and exchange policies as well as other shareholder transactions and services applicable to a shareholder’s TVF shares will no longer apply.  No sales charges, sales loads, or redemption fees will be imposed in connection with the exchange of shares in the Reorganization. Following the Reorganization, shareholders purchasing or selling shares of the BDC will be subject to transaction fees and/or brokerage commissions, to be determined by their respective brokers. If you hold shares directly with the BDC, you will be charged a transaction fee of $15 plus $0.12 per share in brokerage commissions each time you sell your shares.

Unlike TVF, which calculates its NAV daily, the BDC calculates its NAV once a quarter. In addition, BDC has an “opt out” dividend reinvestment plan such that when the BDC declares a dividend or other distribution, stockholders’ cash distributions will be reinvested automatically in additional shares of the BDC’s common stock, unless they specifically “opt out” of the dividend reinvestment plan, so as to receive cash dividends or other distributions. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state, and local tax consequences as stockholders who elect to receive their distributions in cash.  Shareholders who wish to opt out of the plan after the closing of the Reorganization should contact the plan administrator either by mail at BNY Mellon Investment Servicing, P.O. Box 358035, Pittsburgh, PA 15252-8035 or by telephone at 1-800-331-1710.

Material Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as a TVF shareholder.  It is based on the Internal Revenue Code (the “Code”), applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy/Prospectus and all of which are subject to change, including changes with retroactive effect.    Your tax treatment may vary depending upon your particular situation.  You also may be subject to special rules not discussed below if you are a certain kind of TVF shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of TVF shares as part of a hedge, straddle, or conversion transaction; a person who does not hold TVF shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

The following is a summary of what Firsthand Funds currently believes to be the most likely tax treatment and tax consequences of the proposed Reorganization. Firsthand Funds has not requested and will not request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction.  The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained.  You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you, including the applicability and effect of any state, local, or foreign laws, and the effect of possible changes in applicable tax laws.

Firsthand Funds believes the tax consequences of the Reorganization for U.S. federal income tax purposes, generally will be:

•           To the extent TVF disposes of securities immediately prior to the Reorganization that are not eligible investments of the BDC, a net capital gain might result. However, TVF currently has sufficient accumulated capital loss carryforwards so that no realized capital gain should be taxable at the TVF level.

•           When TVF shareholders exchange their TVF shares for shares of the BDC as part of this Reorganization, it is treated as if the TVF shareholders have sold their TVF shares and purchased BDC shares. Therefore, TVF shareholders will recognize either a gain or a loss as a result of the receipt of BDC shares in exchange for such shareholder’s TVF shares pursuant to the Reorganization.

As of December 31, 2009, TVF had accumulated capital loss carryforwards of $1,669,052,810 and net unrealized appreciation in its assets of $6,595,644. After the closing of the Reorganization, all such losses will become permanently unavailable for use by TVF or the BDC.

Since its formation, each of TVF and the BDC believes it has qualified as a separate “regulated investment company” under the Code.  Accordingly, each of the Funds believes that it has been, and expects to continue to be, relieved of federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders.  In connection with the Reorganization, TVF may be required to pay one or more distributions, which, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard for any deduction for distributions paid).  You must include any such distributions you receive in your taxable income.  To the extent that TVF realizes any capital gain prior to the Reorganization, it expects to have sufficient capital loss carryforwards to offset any such gain, and therefore does not anticipate distributing any such gain.

Capitalization

The following tables show the total net assets, number of shares outstanding , and net asset value per share of the Funds.  This information is generally referred to as the “capitalization.” The term “pro forma capitalization” means the expected capitalization of the BDC after it has combined with TVF, i.e., as if the Reorganization had already occurred.

This capitalization table is based on figures as of September 30, 2010.  The ongoing investment performance and daily share purchase and redemption activity of TVF affects capitalization.  Therefore, the capitalization on the date of the closing of the Reorganization (the “Closing Date”) may vary from the capitalization shown in the following table.

	TVF	BDC (Pre-Split)	BDC (Post-Split)	Pro Forma Combined Fund
Net Assets	$135,251,486	$100,040	$100,040	$134,931,526*
Shares Outstanding	4,697,863.348	2,501	3,474.818	4,701,338.166
Net Asset Value Per Share	$28.79	$40.00	$28.79	$28.70*

* These pro forma figures include an estimated $420,000 in reorganization expenses paid by TVF immediately prior to the closing of the Reorganization. In addition, the fair value used for valuing assets of TVF that are fair valued are the same as those used for calculating the pro forma value of BDC’s fair valued holdings. The middle two columns reflect the seed capital investment in the BDC prior to the Reorganization (which is required by the SEC). In order to allow the initial seed investor to, on the date of the Reorganization, receive shares of the BDC at the same price as TVF shareholders, the BDC seed capital shares will be split immediately before the Reorganization so that, on a per share basis, it will be priced at the same price as the TVF shares on the date of the Reorganization.

VOTING MATTERS

General Information

This Proxy/Prospectus is being furnished in connection with the solicitation of proxies for the Meeting by the Board.  It is expected that proxies will be primarily solicited by mail.  Officers, service contractors, and other agents of the Trust or the BDC also may solicit proxies by telephone or otherwise.  All expenses incurred in connection with such solicitation will be borne by TVF. Shareholders may submit their proxy:  (1) by mail, by marking, signing, dating, and returning the enclosed proxy ballot in the enclosed postage-paid envelope; (2) by phone; or (3) online by following the instructions on the enclosed proxy card ballot.  Any shareholder submitting a proxy ballot may revoke it at any time before it is exercised at the Meeting by submitting a written notice of revocation addressed to Firsthand Funds at the address shown on the cover page of this Proxy/Prospectus, by a subsequently executed proxy ballot, or by attending the Meeting and voting in person.

It is expected that officers and employees of the Trust, the BDC, and the Investment Adviser will assist the Trust and the BDC in soliciting votes from shareholders of TVF.

Only shareholders of record at the close of business on September 9, 2010, (the “Record Date”) will be entitled to vote at the Meeting.  On that date, TVF had 5,034,463.787 shares outstanding and entitled to vote.  Each whole and fractional share of TVF is entitled to a whole or fractional vote.

If the accompanying proxy ballot is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting.

Quorum

A quorum is constituted for TVF by the presence in person or by proxy of the holders of more than one-third of the outstanding shares of TVF entitled to vote at the Meeting.  For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting but that have not been voted.  Accordingly, abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the Reorganization Agreement.  Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated in the same manner as abstentions, and effectively constitute a vote against the proposal.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Reorganization Agreement are not received, one or more adjournment(s) may be proposed to permit further solicitation of proxies in order to obtain a requisite vote.  The Meeting may be adjourned for a reasonable period of time.  Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meeting in person or by proxy.  In determining whether to adjourn the Meeting, the following factors may be considered:  the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation.  Generally, the persons named as proxies will vote those proxies that they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s), normally in the same proportions as those votes were cast by the shareholders. Broker non-votes, as described above, will normally be disregarded for purposes of determining whether to adjourn the meeting. The persons named as proxies will vote on such adjournment after consideration of the best interests of all shareholders of the Funds.

Shareholder Approval

The Reorganization Agreement must be approved by the affirmative vote of a “majority of the outstanding voting securities” of TVF.  The term “majority of the outstanding voting securities” of TVF as defined in the 1940 Act means:  the affirmative vote of the lesser of (1) 67% of the voting securities of TVF present at the meeting if more than 50% of the outstanding shares of TVF are present in person or by proxy, or (2) more than 50% of the outstanding shares of TVF.  A vote of the shareholders of the BDC is not being solicited, since their approval or consent is not necessary for the Reorganization.

Principal Shareholders

The table below shows the name, address, and share ownership of each person known to the Trust to have ownership with respect to 5% or more of the Investor Class shares of TVF as of the Record Date.  Each shareholder is known to own as of the Record Date the shares indicated below.  Any shareholder known to the Trust to own such shares beneficially is designated by an asterisk.

Fund	Name and Address	Total Shares/Class	Percentage of Class	Percentage of Fund (All Classes)	Percentage of Fund Post Closing
Firsthand Technology Value Fund	CHARLES SCHWAB & CO INC.* SPECIAL CUSTODY ACCT FOR BENEFIT OF CUSTOMERS ATTN. MUTUAL FUNDS DEPT. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	__________ Investor Class	____%	____%	____%
	NATIONAL FINANCIAL SERVICES CORP.* FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN. MUTUAL FUNDS DEPT. 200 LIBERTY STREET NEW YORK, NY 10281-1003	__________ Investor Class	____%	____%	____%
	TD AMERITRADE, INC.* FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS P.O. BOX 2226 OMAHA, NE 68103-2226	__________ Investor Class	____%	____%	____%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company.  Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class.  As of the Record Date, Charles Schwab & Co., Inc. had voting control of 27.04% of the outstanding shares of TVF.  Accordingly,  Charles Schwab & Co., Inc. may be considered to “control” TVF.  The address of  Charles Schwab & Co., Inc. is:  101 Montgomery Street, San Francisco, CA 94104.

As of the Record Date, the officers and Trustees of the Trust as a group owned 1.0% of all outstanding shares of TVF.

Annual Meetings and Shareholder Meetings

The Trust presently does not hold any annual meeting of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE TRUST
Financial Statements

The unaudited financial statements and financial highlights for shares of TVF for the semi-annual period ended June 30, 2010, and the audited financial statements for shares of TVF for the annual period ended December 31, 2009, are incorporated by reference in Firsthand Funds’ combined prospectus or statement of additional information, or in the SAI related to this Proxy/Prospectus.

The annual financial statements and financial highlights of TVF for the year ended December 31, 2009, have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, to the extent indicated in their reports thereon, and have been incorporated by reference in the SAI to this Proxy/Prospectus, in reliance upon such reports given upon the authority of such firm as an expert in accounting and auditing.

Other Business

The Board knows of no other business to be brought before the Meeting.  However, if any other matters properly come before the Meeting, it is the intention that proxies not containing specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Shareholder Inquiries

Shareholders may find more information about TVF in the following documents:

•	Annual and Semi-annual Reports
The annual and semi-annual reports contain information about TVF’s investments and performance, its financial statements, and the independent registered public accounting firm’s reports.  The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on TVF’s performance during the period.

•	Statement of Additional Information

The SAI for TVF contains additional information about TVF and its investment policies.  The SAI is legally part of Firsthand Funds’ combined prospectus (it is incorporated by reference therein).  Copies have been filed with the SEC.

Shareholders may obtain free copies of these documents, request other information about Firsthand Funds (the “Trust”), and make shareholder inquiries by contacting Firsthand Funds:

By telephone:	1.888.884.2675

By mail:	Firsthand Funds
P.O. Box 9836
Providence, RI 02940

On the Internet:	www.firsthandfunds.com

Information about the Trust can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090.  The reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

APPENDIX A:  GLOSSARY

Term Used in Proxy/Prospectus	Definition
1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended

BDC or Business Development Company
A newly formed, externally managed, closed-end, non-diversified management investment company organized as a Maryland corporation, that has elected to be treated as a business development company under the 1940 Act

Board	The Board of Trustees of Firsthand Funds
Closing Date	Closing of the Reorganization, expected to occur on or about December 10, 2010
Code	Internal Revenue Code of 1986, as amended

Effective Time of the Reorganization	The date and time, immediately following the Closing Date, at which delivery of shares of the BDC to be issued, and liquidation of TVF occur

Firsthand Technology Value Fund, Inc.	The Business Development Company
Fund(s)	TVF and/or the BDC
Investment Adviser	SiVest Group, Inc.
Meeting	The shareholder meeting of TVF that will be held at 2:00 P.M., Pacific Time, on December 8, 2010, at Hilton San Jose, 300 Almaden Blvd., San Jose, CA 95110.
Proxy/Prospectus	This Combined Proxy Statement/Prospectus
Reorganization	The reorganization of TVF into the BDC
Reorganization Agreement
The Agreement and Plan of Reorganization dated September 10, 2010, between Firsthand Funds, on behalf of Firsthand Technology Value Fund, and SiVest Group, Inc., on behalf of Firsthand Technology Value Fund, Inc.

SAI	Statement of Additional Information
SEC	United States Securities and Exchange Commission
TVF	Firsthand Technology Value Fund, a series of Firsthand Funds
Trust	Firsthand Funds

APPENDIX B:  AGREEMENT AND PLAN OF REORGANIZATION BETWEEN FIRSTHAND TECHNOLOGY VALUE FUND AND FIRSTHAND TECHNOLOGY VALUE FUND, INC.

APPENDIX C:  EXPENSE SUMMARIES OF TVF AND BDC

The following tables describe the fees and expenses associated with holding TVF and BDC shares.  In particular, the tables (1) compare the fees and expenses as of June 30, 2010, for TVF and BDC, and (2) show the estimated fees and expenses for the BDC on a pro forma basis after giving effect to the Reorganization.

The operating expense levels shown in this Proxy/Prospectus assume net asset levels as of June 30, 2010.  Pro forma expense levels shown should not be considered an actual representation of future expenses or performance.  Such pro forma expense levels project anticipated levels but may be greater or less than those shown.

	TVF	BDC (pre-closing)	BDC (post-closing)
Shareholder Fees (fees paid directly from your investment)
• Maximum sales charge (load) imposed on purchases, as a % of offering price	None	None	None
• Maximum deferred sales charge (load) as a % of the lower of the original purchase price or net asset value	None	None	None
• Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets)
• Management fees	1.40%	2.00%	2.00%
• Incentive Fee	None	20.00%**	20.00%**
• Otherexpenses***	0.45%	0.50% (est’d)	0.50% (est’d)
• Total annual Fund operating expenses	1.85%*	2.50%	2.50%

* In the Advisory Agreement between TVF and SiVest, SiVest agreed to reduce its fees and/or make expense reimbursements so that TVF’s total annual operating expenses are limited to 1.95% of its average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

** The BDC, like many business development companies, has an incentive fee feature. In addition to the estimated total annual fund operating expenses, the BDC will pay SiVest 20% of our “Incentive Fee Capital Gains.” See “The Reorganization—Investment Advisory Services and Fees.”

*** Other expenses include the operating expenses of the BDC, such as administration fees, transfer agency fees, custody fees, independent auditors’ fees, independent directors’ compensation, outside third-party experts’ fees for transaction due diligence advice, outside legal counsel’s fees, etc.

The management fee for TVF is based on average daily net assets; the management fee for the BDC is based on average monthly gross assets (which, for this purpose, represents net assets of the BDC calculated without reduction for any borrowings or other leverage incurred for investment purposes).  The effect of using gross assets for the BDC is that the effective management fee rate is higher than stated above for net assets attributable to the common stockholders depending on whether and how much leverage is incurred by the BDC.  The BDC has no plan to use leverage and will not use leverage at least during its first twelve months of operations.

APPENDIX D:  COMPARISON OF FUNDAMENTAL POLICIES AND LIMITATIONS OF TVF AND BDC

Fundamental Investment Policies and Limitations (These are policies and limitations that may not be changed without required stockholder approval.)

TVF may not:			The BDC may not:
1.	Underwrite the securities of other issuers, except that TVF may, as indicated in the Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.		1.	Not applicable.
2.	Purchase or sell real estate or interests in real estate, but TVF may purchase marketable securities of companies holding real estate or interests in real estate.		2.	Not applicable.
3.	Purchase or sell commodities or commodity contracts, including futures contracts.	*	3.	Purchase or sell commodity or commodity contracts (including futures contracts) except to the extent permitted by applicable law.
4.	Make loans to other persons except (1) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of TVF’s total assets; and (2) the entry into portfolio lending agreements (i.e., loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of TVF’s total assets.		4.	Not applicable.
5.	Purchase securities on margin, but TVF may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.		5.	Not applicable.
6.	Borrow money from banks except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of TVF’s total assets at the time any borrowing is made. While TVF’s borrowings are in excess of 5% of its total assets, it will not purchase portfolio securities.		6.	Borrow money or issue senior securities except to the extent permitted by applicable law.
7.	Purchase or sell puts and calls on securities.		7.	Not applicable.
8.	Make short sales of securities.		8.	Not applicable.
9.	Participate on a joint or joint-and-several basis in any securities trading account.		9.	Participate on a joint or joint-and-several basis in any securities trading account except to the extent permitted by applicable law.
10.	Purchase the securities of any other investment company except in compliance with the 1940 Act.		10.	Purchase the securities of any other investment company except in compliance with the 1940 Act.

Statement of Additional Information
Dated December __, 2010

FIRSTHAND FUNDS
111 NORTH MARKET STREET
Suite 105
San Jose, California 95113
Telephone:  888-884-2675

March __, 2011 Special Meeting of Shareholders of Firsthand Technology Value Fund

This SAI is not a prospectus but should be read in conjunction with the Proxy/Prospectus dated the date hereof, for the Special Meeting of Shareholders of Firsthand Technology Value Fund (“TVF”) to be held on March __, 2011.  Copies of the Proxy/Prospectus may be obtained at no charge by writing or calling Firsthand Funds at the address or telephone number set forth above.  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy/Prospectus.

Incorporation of Documents by Reference in this Statement of Additional Information

Further information about Firsthand Technology Value Fund (“TVF”), a series of Firsthand Funds are contained in (and incorporated herein by reference) in the current prospectus and combined SAI for TVF dated April 30, 2010, which have been filed electronically with the SEC. (SEC File Nos. 33-73832 and 811-8268).

Further information about Firsthand Technology Value Fund, Inc. (“BDC”), a Maryland corporation, are contained (and incorporated herein by reference) in the current prospectus and SAI for BDC dated December __, 2010 which have been filed electronically with the SEC. (SEC File Nos. 333-168195 and 814-00830).

The Annual Report for TVF, including its audited financial statements and related Report of Independent Registered Public Accounting firm for the year ended December 31, 2009 as well as the Semi-Annual Report of TVF, including its unaudited financial statements for the period ending June 30, 2010, are incorporated herein by reference.  These reports have been filed electronically with the SEC. (SEC File Nos. 33-73832 and 811-8268).

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Table of Contents

General Information	3

2

General Information

The Reorganization contemplates the transfer of the assets and liabilities of TVF into a newly formed closed-end fund, which has elected to be treated as a business development company, called Firsthand Technology Value Fund, Inc. (“BDC”), in exchange for shares of the BDC.

The shares issued by BDC will have an aggregate dollar value equal to the aggregate dollar value of the shares of TVF that are outstanding immediately before the closing of the Reorganizations (less the expenses incurred in connection with the Reorganization).

Immediately after the Closing Date, TVF will distribute the BDC shares received in the Reorganization to its shareholders in liquidation of TVF.  Each shareholder owning shares of TVF on the Closing Date will receive shares of BDC, and will receive any unpaid dividends or distributions (if any) that were declared before the Closing Date on TVF’s shares.  The BDC will establish an account for each former shareholder of TVF reflecting the number of BDC shares distributed to that shareholder.  If the Reorganization Agreement is approved and consummated, TVF will transfer all of its respective assets and liabilities, as of the Closing Date, and all outstanding shares of TVF will be redeemed and canceled in exchange for shares of BDC.

For further information about the transaction, see the Proxy/Prospectus.

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FIRSTHAND FUNDS

FORM N-14

PART C

OTHER INFORMATION

Item 15.	Indemnification.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, limited liability company, or other enterprise as a director, officer, partner, member, manager, or trustee, and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any individual who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or are threatened to be made, a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of the final disposition of a proceeding upon the corporation’s receipt of (1) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, SiVest Group, Inc. (the “Investment Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Company.

The Administration and Accounting Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, BNY Mellon Investment Servicing (US), Inc.(“BNY”) and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of BNY’s services under the Administration Agreement or otherwise as administrator for the Company.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits.

Exhibit Number	Description
(1)(a)	Articles of Incorporation of the Registrant - Incorporated by reference to Registrant’s Form N-2 Registration Statement filed July 19, 2010.
(1)(b)	Articles of Amendment and Restatement – Incorporated by reference to Pre-effective Amendment No. 1 to the Registrant’s N-2 Registration Statement filed September 24, 2010.
(2)(a) (2)(b)
By-Laws of the Registrant - Incorporated by reference to Registrant’s Form N-2 Registration Statement filed July 19, 2010.
Amended and Restated Bylaws of Registrant – Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Form N-2 Registration Statement filed September 24, 2010.

(3)	Not Applicable.
(4)
Agreement and Plan of Reorganization between Firsthand Technology Value Fund and Firsthand Technology Value Fund, Inc. – Incorporated by reference to the Registrant’s N-14 Registration Statement filed July, 19, 2010.

(5)	Not Applicable.
(6)
Form of Investment Management Agreement between Registrant and SiVest Group, Inc. – Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Form N-2 Registration Statement filed September 24, 2010.

(7)	Not Applicable.
(8)	Not Applicable.
(9)
Form of Custodian Services Agreement between Registrant and PFPC Trust Company – Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Form N-2 Registration Statement filed September 24, 2010.

(10)	Not Applicable.
(11)	Opinion and Consent of Counsel of Venable LLP – filed herewith.
(12)	Not Applicable.

(13)(a)
Form of Administration and Accounting Agreement between Registrant and BNY Mellon Investment Servicing (US), Inc. – Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Form N-2 Registration Statement filed September 24, 2010.

(13)(b)
Form of Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US), Inc. – Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Form N-2 Registration Statement filed September 24, 2010.

(14)	Consent of Independent Accountants of Tait, Weller & Baker LLP – filed herewith.
(15)	Not Applicable.
(16)	Powers of Attorney – Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Form N-2 Registration Statement filed September 24, 2010.
(17)	Form of Proxy Ballot – Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Form N-2 Registration Statement filed September 24, 2010.

Item 17.	Undertakings.

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of San Jose, in the State of California, on the 10th day of December, 2010.

FIRSTHAND TECHNOLOGY VALUE FUND, INC.

By:	/s/ Kevin Landis
Kevin Landis, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

*
Greg Burglin		Director	December 10, 2010

*
Rodney Yee		Director	December 10, 2010

*
Kimun Lee		Director	December 10, 2010

/s/ Kevin Landis
Kevin Landis		President and Chairman of the Board of Directors	December 10, 2010

*By:	/s/ Kevin Landis
Kevin Landis, attorney-in-fact
pursuant to powers of attorney

INDEX OF EXHIBITS

(11)	Opinion and Consent of Counsel of Venable LLP

(14)	Consent of Independent Accountants of Tait, Weller & Baker LLP

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